Highland Global Allocation Fund
Item G.1.a.iii.
12/31/2018
As of the date of this filing, the audits of Highland
Premier Growth Equity Fund, Highland Small-Cap Equity
Fund, Highland Total Return Fund, Highland Tax-Exempt
Fund, Highland Fixed Income Fund and Highland Energy
MLP Fund have been completed with unqualified opinions, and no material weaknesses on internal controls were noted.
The audit for Highland Global Allocation Fund (the
"Fund") is still ongoing at this time and no opinion has been issued. Once the audit is complete, Items B.18, B.19, and the attachment for the Independent Public
Accountant's Report on Internal Control will be updated as applicable by amendment. Any other sections for this report on Form N-CEN would also be amended as needed at that time.